SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 26, 2001

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                        THE COLONEL'S INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




           Michigan                      2-98277C                 38-3262264
 (State or other jurisdiction     (Commission file number)     (I.R.S. employer
of incorporation or organization)                            identification no.)




        951 Aiken Road
    Owosso, Michigan 48867                                        48867
    (Address of principal                                       (Zip code)
      executive offices)


       Registrant's telephone number, including area code: (800) 433-3604

Item 5.  Other Events.

      On January 26, 2001, the registrant issued a press release which is attached to this report as Exhibit 99.1.



                                Index to Exhibits


      Exhibit No.       Description
      -----------       -----------

      99.1              Press release dated January 26, 2001.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, The Colonel's International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2001              THE COLONEL'S INTERNATIONAL, INC.


                                    By: /s/ Gregory Strzynski
                                       ---------------------------------
                                    Name:  Gregory Strzynski
                                    Title: Chief Financial Officer